UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 12, 2005
DIRECT GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-50360	62-1564496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1281 Murfreesboro Road
Nashville, Tennessee	37217
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 399-4700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99 INVESTOR PRESENTATION MATERIAL

Item 7.01      Regulation FD Disclosure.
     A copy of material which will be used in an investor presentation delivered by Direct General Corporation representatives from time to time is attached to this Current Report on Form 8-K as Exhibit 99.
Item 9.01      Financial Statements and Exhibits.
(c)	Exhibits.

The following exhibit is filed herewith and made a part hereof:

Exhibit No.		Description

99	—	Investor Presentation Material
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 12, 2005

DIRECT GENERAL CORPORATION
By:	/s/ Ronald F. Wilson
Ronald F. Wilson
Secretary